Vanguard Variable Annuity

Prospectus
August 26, 2002


Issued Through Peoples Benefit Life Insurance Company Separate Account IV By Peoples Benefit Life Insurance Company

The Vanguard Variable Annuity (the "Contract") provides a means of investing on a tax-deferred basis in thirteen portfolios of Vanguard Variable Insurance Fund

Money Market Portfolio

Total Bond Market Index Portfolio

High Yield Bond Portfolio

Short-Term Corporate Portfolio

Balanced Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

Small Company Growth Portfolio

International Portfolio

The Contract is intended for retirement savings or other long-term investment purposes. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Contract provides a Free Look Period of at least 10 days (20 days or more in some instances) during which the Contract may be cancelled.

Why Reading This Prospectus Is Important

This prospectus explains the Vanguard Variable Annuity. Reading the Contract prospectus will help you decide whether the Contract is the right investment for you. The Contract prospectus must be accompanied by a current prospectus for Vanguard Variable Insurance Fund, which discusses in greater depth the objectives, risks, and strategies of each portfolio of Vanguard Variable Insurance Fund. Please read them both carefully before you invest and keep them for future reference. A Statement of Additional Information for the Contract prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free by writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105 or by calling 1-800-522-5555 on business days between 8 a.m. and 8 p.m., Eastern time. The Table of Contents for the Statement of Additional Information is included at the end of the Contract prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Contract is available in all states except New York.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. No one has been authorized to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Contents

1       Cross Reference to Definitions
2       Summary
5       Fee Table
7       Example
8       The Annuity Contract
9       Annuity Payments
10      Purchase
13      Investment Options
16      Expenses
17      Taxes
20      Access to Your Money
21      Performance
21      Death Benefit
23      Other Information
26      Table of Contents of Statement of Additional Information
27      Appendix (Condensed Financial Information)

CROSS REFERENCE TO DEFINITIONS

We have generally defined the technical terms associated with the Contract where they are used in the prospectus. The following list shows where certain of the more technical and more frequently used terms are defined in the prospectus. In the text you can easily locate the defined word because it will appear in bold type or its definition will be covered in a space on the page set aside specifically for discussion of the term.

Accumulated Value                   13
Accumulation Phase                   8
Accumulation Unit                   13
Accumulation Unit Value             13
Annuitant                           22
Income Date                          9
Annuity Payment Options              9
Beneficiary(ies)                    22
Business Day                        10
Contract                             8
Contract Date                       11
Contract Owner                      24
Free Look Period                    24
Income Phase                         8
Initial Premium Payment             10
Joint Annuitant                     22
Net Premium Payment                 11
Non-Qualified Contract               8
Qualified Contract                  11
Portfolios                          13
Premium Tax                         11
Premium Payment                     11
Tax Deferral                        17

2

Summary

The sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding section headings. Please read the full prospectus carefully.

The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Peoples Benefit Life Insurance Company (the "Company"). The Contract provides a means of investing on a tax-deferred basis in thirteen Subaccounts that invest in the portfolios of Vanguard Variable Insurance Fund (the "Portfolios").

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

   The Contract provides benefits in two distinct phases: accumulation and income.


The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Contract among the thirteen Subaccounts that invest in the Vanguard Portfolios available under the Contract. You can contribute additional dollars to the Contract and you can take withdrawals from the Contract during the Accumulation Phase. The value of your investment depends on the investment performance of the Subaccounts you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Contract. See Annuity Payments, page 9, for more information about Annuity Payment Options.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in Portfolios of Vanguard Variable Insurance Fund (the "Fund"), an open-end diversified investment company. The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion.

ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Contract allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of the payment rises or falls depending on the investment performance of the Subaccount you have chosen) or a fixed basis (where the payment amount is guaranteed).

PURCHASE

You can buy the Contract with a minimum investment of $5,000 under most circumstances. You can add $250 or more at any time during the Accumulation Phase. The total of all your Premium Payments in the Contract may not exceed $5,000,000 without prior approval from the Company.

INVESTMENT OPTIONS

When you purchase the Contract, your Premium Payments are deposited into the Peoples Benefit Life Insurance Company Separate Account IV (the "Separate Account"). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Portfolios of the Vanguard Variable Insurance Fund (the "Subaccounts"). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations to the Contract Owners.

   You can allocate your Premium Payments to one or more Subaccounts that invest exclusively in shares of the following Portfolios described in the Fund prospectus:

Managed by Vanguard's Fixed Income Group
   Money Market Portfolio

   Total Bond Market Index Portfolio
   Short-Term Corporate Portfolio

Managed by Vanguard's Quantitative Equity Group
   Equity Index Portfolio
   Mid-Cap Index Portfolio
   REIT Index Portfolio

Managed by Wellington Management Company, LLP
   High Yield Bond Portfolio
   Balanced Portfolio

Managed by Newell Associates
   Equity Income Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.
   Diversified Value Portfolio

Managed by Alliance Capital Management L.P.
   Growth Portfolio

Managed by Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC
   Small Company Growth Portfolio

Managed by Schroder Investment Management North America Inc.
   International Portfolio

   Each Portfolio's board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in a Portfolio's advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Portfolio's sponsor and overall manager, The Vanguard Group may provide investment advisory services to a Portfolio, on an at-cost basis, at any time.

   You can make or lose money in any of the Subaccounts that invest in these Portfolios depending on their investment performance.

EXPENSES

There are no sales charges or sales loads associated with the Contract.

   The Company will deduct a daily charge corresponding to an annual charge of 0.10% of the net asset value of the Separate Account as an Administrative Expense Charge and a daily charge corresponding to an annual charge of 0.20%, 0.25%, or 0.32% for the mortality and expense risks assumed by the Company depending on the death benefit you select. For Contracts valued at less than $25,000, there is also a $25 Annual Contract Maintenance Fee.

   You will also pay Fund Operating Expenses, which currently range from 0.18% to 0.51% annually of the average daily value of the Portfolios.

TAXES

In general, you are not taxed on earnings on your investment in the Contract until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Contract. If you receive money from the Contract before age 591/2, you may have to pay a 10% federal penalty tax on the earnings portion received. During the Income Phase, payments come partially from earnings, partially from your investment. You are taxed only on the earnings portion of each Annuity Payment.

ACCESS TO YOUR MONEY

You can take money out of your Contract at any time during the Accumulation Phase after the Free Look Period without incurring a withdrawal charge. Each withdrawal you make must be at least $250. You may have to pay income tax and a tax penalty on any money you take out.

4

PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Contract. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

   From time to time, the Company may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission, as well as certain non-standardized methods.

   Past performance does not indicate or predict future performance.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract. However, for an additional charge, there are two optional Death Benefit Riders available that you can select at the time of purchase (see Death Benefit, page 21). The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Contract is a variable annuity and if applicable, the Death Benefit is subject to market risk until all Beneficiaries have made claim. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

   Federal tax law requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. Special rules may apply to a surviving spouse. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement.

OTHER INFORMATION

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing.

PEOPLES BENEFIT LIFE INSURANCE COMPANY

Peoples Benefit Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity contracts.

Peoples Benefit Life Insurance Company Separate Account IV

The Separate Account IV (the "Separate Account") is a unit investment trust registered with the Securities and Exchange Commission and operating under Iowa law. The Separate Account has thirteen Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

Other topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information, page 23.

INQUIRIES AND CONTRACT AND POLICYHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call 1-800-522-5555 or write:

Regular Mail:                            Overnight or Certified Mail:

Vanguard Annuity and Insurance Services  Vanguard Annuity and Insurance Services
P.O. Box 1105                            455 Devon Park Drive
Valley Forge, PA 19482-1105              Wayne, PA  19087

   If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at 1-800-462-2391. Please have ready the Contract number and the Contract Owner's name when you call. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

                                                                               5
Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The expenses and fees shown are for the Fund's 2001 fiscal year. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The Fee Table reflects all expenses for both the Separate Account and the Fund. For a complete discussion of contract costs and expenses, see Expenses, page 16.

--------------------------------------------------------------------------------------------------------
Owner Transaction Expenses                                                              Separate Account
--------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases                                                                None
Surrender Fees                                                                                 None
Exchange Fees                                                                                  None
Annual Contract Maintenance Fee*                                                                $25
--------------------------------------------------------------------------------------------------------
*Applies to Contracts valued at less than $25,000 at the time of initial purchase and each year thereafter if the Accumulated Value remains below
$25,000.
--------------------------------------------------------------------------------------------------------
ANNUAL SEPARATE ACCOUNT EXPENSES** (as a percentage of average account value)           Separate Account
--------------------------------------------------------------------------------------------------------
Accumulated Value Death Benefit Option
--------------------------------------
Mortality and Expense Risk Charge:                                                             0.20%
Administrative Expense Charge:                                                                 0.10
                                                                                        ---------------
   Total Annual Separate Account Expenses                                                      0.30%

Return of Premium Death Benefit Option
--------------------------------------
Mortality and Expense Risk Charge:                                                             0.25%
Administrative Expense Charge:                                                                 0.10
                                                                                        ---------------
   Total Annual Separate Account Expenses                                                      0.35%

Annual Step-Up Death Benefit Option
-----------------------------------
Mortality and Expense Risk Charge:                                                             0.32%
Administrative Expense Charge:                                                                 0.10
                                                                                        ---------------
   Total Annual Separate Account Expenses                                                      0.42%
-------------------------------------------------------------------------------------------------------

** See Expenses, page 16 for more information.

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                 Total
                                                 Bond          High         Short-
                                  Money         Market         Yield        Term                                          Equity
                                  Market         Index         Bond       Corporate      Balanced      Diversified       Income
                                 Portfolio     Portfolio*    Portfolio    Portfolio     Portfolio    Value Portfolio    Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Management & Administrative
   Expenses                        0.14%          0.18%        0.18%         0.15%        0.17%            0.30%           0.19%
Investment Advisory Fees           0.01           0.01         0.06          0.01         0.11             0.13            0.10
12b-1 Distribution Fees             None           None         None          None         None             None            None
Other Expenses
   Distribution Costs              0.02           0.01         0.01          0.01         0.01             0.01            0.01
   Miscellaneous Expenses          0.01           0.02         0.03          0.04         0.01             0.04            0.02
                                -------------------------------------------------------------------------------------------------
Total Other Expenses               0.03           0.03         0.04          0.05         0.02             0.05            0.03
                                -------------------------------------------------------------------------------------------------
   Total Fund Operating
      Expenses                     0.18%          0.22%        0.28%         0.21%        0.30%            0.48%           0.32%
---------------------------------------------------------------------------------------------------------------------------------

*Prior to May 1, 2002, this Portfolio was known as the High-Grade Bond
Portfolio.

6

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Small
                                                    Equity                      Mid-Cap      REIT       Company
                                                     Index         Growth       Index        Index       Growth      International
                                                   Portfolio     Portfolio    Portfolio    Portfolio   Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Management & Administrative Expenses                  0.15%         0.24%        0.23%        0.27%        0.26%          0.18%
Investment Advisory Fees                              0.01          0.12         0.01         0.02         0.21           0.16
12b-1 Distribution Fees                               None          None         None         None         None           None
Other Expenses
   Distribution Costs                                 0.01          0.01         0.01         0.01         0.01           0.01
   Miscellaneous Expenses                             0.01          0.02         0.05         0.09         0.03           0.08
                                                   -------------------------------------------------------------------------------
Total Other Expenses                                  0.02          0.03         0.06         0.10         0.04           0.09
                                                   -------------------------------------------------------------------------------
   Total Fund Operating Expenses                      0.18%         0.39%        0.30%        0.39%        0.51%          0.43%
----------------------------------------------------------------------------------------------------------------------------------

Automated Quotes

The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to six decimal places) and total returns for all Portfolios, and yield information for the Money Market, Total Bond Market Index, High Yield Bond, and Short-Term Corporate Portfolios of the Fund. Contract Owners may use this service for 24-hour access to Portfolio information. To access the service you may call Tele-Account at 1-800-662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard Annuity and Insurance Services associate at 1-800-522-5555 to request a brochure that explains how to use the service.

Vanguard's website also has Accumulation Unit Values (to six decimal places) for all Subaccounts. This service can be accessed from www.vanguard.com.

                                                                               7
Example

The following example illustrates the expenses that you would incur on a $1,000 premium payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. The Contract imposes no surrender fees of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract's Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select.

  A = Accumulated Value Death Benefit Option (0.30%)
  B = Return of Premium Death Benefit Option (0.35%)
  C = Annual Step-Up Death Benefit Option (0.42%)

--------------------------------------------------------------------------------
                                           1 Year  3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
  Money Market Portfolio                 A  $ 5     $ 16      $ 27       $ 61
                                         B    6       17        30         67
                                         C    6       19        34         76

  Total Bond Market Index Portfolio      A    5       17        29         66
                                         B    6       19        32         72
                                         C    7       21        36         81

  High Yield Bond Portfolio              A    6       19        33         73
                                         B    7       20        36         79
                                         C    7       23        39         88

  Short-Term Corporate Portfolio         A    5       17        29         65
                                         B    6       18        32         71
                                         C    7       20        36         79

  Balanced Portfolio                     A    6       19        34         76
                                         B    7       21        37         82
                                         C    7       23        40         90

  Diversified Value Portfolio            A    8       25        44         97
                                         B    9       27        46         103
                                         C    9       29        50         112

  Equity Income Portfolio                A    6       20        35         78
                                         B    7       22        38         84
                                         C    8       24        42         93

  Equity Index Portfolio                 A    5       16        27         61
                                         B    6       17        30         67
                                         C    6       19        34         76

  Growth Portfolio                       A    7       22        39         87
                                         B    8       24        42         93
                                         C    8       26        45         101

  Mid-Cap Index Portfolio                A    6       19        34         76
                                         B    7       21        37         82
                                         C    7       23        40         90

  REIT Index Portfolio                   A    7       22        39         87
                                         B    8       24        42         93
                                         C    8       26        45         101

  Small Company Growth Portfolio         A    8       26        45         101
                                         B    9       28        48         107
                                         C    10      30        52         115

  International Portfolio                A    8       24        41          91
                                         B    8       25        44          97
                                         C    9       27        48          106
-------------------------------------------------------------------------------

  You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees in the Contract.

8

CONDENSED FINANCIAL INFORMATION

Please note that the Appendix contains a history of accumulation unit values in a table labeled "Condensed Financial Information."

The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Peoples Benefit Life Insurance Company (the "Company"). The Contract provides a means of investing on a tax-deferred basis in Subacounts that invest in various portfolios (the "Portfolios") offered by Vanguard Variable Insurance Fund. You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase a Qualified Contract by "rolling over" funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

About the Contract

The Vanguard Variable Annuity is a contract between you, the Contract Owner, and the Company, the issuer of the Contract.

   The Contract provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Contract among the thirteen available Subaccounts. The Contract is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. The Contract is a flexible-premium annuity because you can make additional investments of at least $250 until the Income Phase begins. During this phase, you are generally not taxed on earnings from amounts invested unless you withdraw them.

   Other benefits available during the Accumulation Phase include the ability to:

.. Make transfers among your Subaccount choices ("exchanges") at no charge and without current tax consequences. (See o Exchanges Among the Subaccounts, page 14.)

.. Withdraw all or part of your money with no surrender penalty charged by the Company, although you may incur income taxes and a 10% penalty tax prior to age 59132. (See Full and Partial Withdrawals, page 20.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Contract (its Accumulated Value) and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments, on the next page.

   At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

   Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Contract, your money is deposited into the Company's Separate Account IV (the "Separate Account"). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations to Contract Owners.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in the Portfolios of Vanguard Variable Insurance Fund, an open-end diversified investment company intended exclusively as an investment vehicle for variable annuity and variable life insurance contracts offered by insurance companies. The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. Through their jointly owned subsidiary, The Vanguard Group, Inc., Vanguard Variable Insurance Fund and the other funds in the group obtain at cost virtually all of their corporate management, administrative, shareholder accounting, and distribution services.

Annuity Payments

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, you exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month you specify. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date you request must be at least 30 days from the day the Company receives written notice. The latest possible Income Date the Company will accept without prior approval is the first day of the month after the Annuitant's 95th birthday.

   The Income Date for Qualified Contracts may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available.

   If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts you choose.

   If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, the Company will move your investment out of the Subaccounts and into the general account of the Company.

.. Life Annuity--Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

.. Joint and Last Survivor Annuity--Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies.

.. Life Annuity With Period Certain--Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of at least 10 years, 15 years, or 20 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

..  Period Certain Annuity--Available only on a fixed basis. Monthly Annuity
   Payments are paid for a specified period, which may be from 10 to 30 years. If the Annuitant dies before the Period Certain ends, the Company will make any remaining payments to the Beneficiary.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract's Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of your Contract on the Income Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (AIR) of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, theywill decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant's Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant's Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male

10

Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

                     A FEW THINGS TO KEEP IN MIND REGARDING

                                Annuity Payments

     . If an Annuity Payment Option is not selected, the Company will assume that you chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

     . The minimum payment is $100 ($20 for Contracts issued to South Carolina, Texas, and Massachusetts residents). If on the Income Date your Accumulated Value is below $5,000 (or $2,000 for Contracts issued to South Carolina, Texas, and Massachusetts residents), the Company reserves the right to pay that amount to you in a lump sum.

     . From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living. o If someone has assigned ownership of a Contract to you, or if a non-natural person (e.g., a corporation) owns a Contract, you may not start the Income Phase of the Contract without the Company's consent.

     . At the time the Company calculates your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

     . Once Annuity Payments begin, you may not select a different Annuity Payment Option. Nor may you cancel an Annuity Payment Option after Annuity Payments have begun.

     . If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Vanguard Annuity and Insurance Services at 1-800-462-2391. However, because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, exchange activity is limited to two substantive "round trips" through the Portfolios (except the Money Market Portfolio) during any 12-month period. A "round trip" is a redemption from a Portfolio followed by a purchase back into the same Portfolio within 30 days. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. "Substantive" means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect the management of the Fund.

     . You may select an Annuity Payment Option and allocate a portion of the value of your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

     . If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee's address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee's responsibility to keep the Company informed of the Payee's most current address of record.

     . Variable Annuity Payments are calculated on the 10th Business Day prior to the first day of the following month.

Purchase

Client Information Form and Issuance of Contracts

Contract Issuance. To invest in the Vanguard Variable Annuity, you should send a completed Client Information Form and your Initial Premium Payment to Vanguard Annuity and Insurance Services. Depending on the Death Benefit option selected, there may be limitations on the age of the Annuitant (See Death Benefit, page
21).

   If the Client Information Form is received in good order, the Company will issue the Contract and will credit the Initial Premium Payment within two Business Days after receipt. A Business Day is any day that the New York Stock Exchange is open for trading.

   If the Company cannot credit the Initial Premium Payment because the Client Information Form is incomplete, the Company will contact the applicant in writing, explain the reason for the delay, and refund the Initial Premium Payment within five Business Days unless the client consents to the Company's retaining the Initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

   In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Company will accept only those foreign checks that are drawn in U.S. dollars and are issued by a foreign bank with a U.S. correspondent bank.

   You may purchase a Qualified Contract only in connection with a "rollover" of funds from another qualified plan or individual retirement annuity. Qualified Contracts contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Contract. No additional Premium Payments to your Qualified Contract will be accepted, unless the additional premium payment is funded by another qualified plan. (See QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES, page 20.)

                                   DEFINITION
                               Qualified Contract

     When the term "Qualified Contract" is used in this prospectus we mean a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code. There are other types of qualified annuity contracts defined under different Internal Revenue Code sections, but we are not referring to those in this prospectus.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

                     A FEW THINGS TO KEEP IN MIND REGARDING
                                Premium Payments

     . The minimum Initial Premium Payment for a Contract is $5,000. o The Company will not accept third-party checks for Premium Payments.

     . You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $250.

     . Additional Premium Payments received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) are credited to the Contract's Accumulated Value as of the close of business that same day.

     . The minimum amount that you can allocate to any one Subaccount is $1,000.

     . The total of all Premium Payments may not exceed $5,000,000 without prior approval from the Company.

     . The Company reserves the right to reject any application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

                                   DEFINITION
                                   Premium Tax

     A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it will be deducted from each Premium Payment or from the Accumulated Value as the Company incurs the tax.

     As of the date of this Prospectus, the following state assesses a Premium Tax on all Initial and subsequent Premium Payments:

                               Qualified     Non-Qualified
                               ---------     -------------
          South Dakota           0.00%           1.25%

As of the date of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

                               Qualified     Non-Qualified
                               ---------     -------------
          California             0.50%           2.35%
          Maine                  0.00            2.00

12

          Nevada                 0.00            3.50
          West Virginia          1.00            1.00
          Wyoming                0.00            1.00

Purchasing by Wire

Money should be wired to:   FIRST UNION NATIONAL BANK
                            ABA 031201467
                            DEPOSIT ACCOUNT NUMBER 2014126521732
                            PEOPLES BENEFIT LIFE INSURANCE COMPANY and
                            THE VANGUARD GROUP, INC.
                           [YOUR CONTRACT NUMBER]
                           [YOUR NAME]

Please call 1-800-462-2391 before wiring.

   Please be sure your bank includes your Contract number to assure proper receipt.

   If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Client Information Form and mail it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements.

   The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business.

Annuity Express/TM/

The Annuity Express service allows you to make additional Premium Payments by transferring funds automatically from your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided you have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing annuity contract or life insurance or endowment policy to the Vanguard Variable Annuity without any current tax consequences. To make a "1035 Exchange," complete a 1035 Exchange form and mail it along with your signed and completed Client Information Form and your current contract, to Vanguard Annuity and Insurance Services.

   To accommodate owners of Vanguard Variable Annuities, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuities into one new Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

   Because special rules and procedures apply to 1035 Exchanges, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a tax adviser before making a 1035 Exchange.

   Please note that any outstanding loans you may have on a contract you wish to exchange may create a current tax consequence. For this reason we encourage you to settle any outstanding loans with your current insurance company before initiating a 1035 Exchange into a Vanguard Variable Annuity.

Allocation of Premium Payments

You specify on the Client Information Form what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make must be in whole-number percentages and a minimum of $1,000. Your Initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Client Information Form without waiting for the Free Look Period to pass.

   Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by sending written notice to Vanguard Annuity and Insurance Services. The change will take effect on the date the Company receives your written notice. You may establish the telephone exchange privilege by completing the appropriate section of the Client Information Form, or by sending a letter authorizing the Company to take allocation instructions by telephone. See Telephone Exchanges, page 16.

                         WHAT'S MY CONTRACT WORTH TODAY ?
                                Accumulated Value

     The Accumulated Value of your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;
     plus:

     .    Any additional Net Premium Payments credited

     . Any increase in the Accumulated Value due to investment results of the Subaccount(s) you selected minus:

     . Any decrease in the Accumulated Value due to investment results of the Subaccount(s) you selected

     .    The daily Mortality and Expense Risk Charge

     .    The daily Administrative Expense Charge

     .    The Annual Contract Maintenance Fee, if applicable

     .    Any withdrawals

     .    Any Premium Taxes that occur during the Valuation Period.

     The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

     An Accumulation Unit is a measure of your ownership interest in the Contract during the Accumulation Phase. When you allocate your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

     All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

Investment Options

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers you a means of investing in thirteen Subaccounts that invest in the Portfolios of Vanguard Variable Insurance Fund. A brief description of each Portfolio is given below. For more detailed information regarding the Portfolios, you should read the prospectus for Vanguard Variable Insurance Fund that accompanies the Contract prospectus.

   The general public may invest in the Portfolios of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Portfolios may be similar to those of publicly available Vanguard funds or portfolios. You should not expect that the investment results of any publicly available Vanguard funds or portfolios will be comparable to those of the Portfolios.

     . The Money Market Portfolio seeks to provide current income consistent with the preservation of capital and liquidity. The Portfolio also seeks to maintain a stable net asset value of $1 per share. The Portfolio invests primarily in high-quality money market instruments issued by financial institutions, non-financial corporations, the U.S. government, state and municipal governments and their agencies or instrumentalities, as well as repurchase agreements collateralized by such securities. The Portfolio also invests in Eurodollar obligations (dollar-denominated obligations issued outside the U.S. by foreign banks or foreign branches of domestic banks) and Yankee obligations (dollar-denominated obligations issued in the U.S. by foreign banks). An investment in the Portfolio is not insured or guaranteed by the FDIC or any other govern-

14

          ment agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio. Vanguard's Fixed Income Group serves as this Portfolio's investment adviser.

     . The Total Bond Market Index Portfolio (formerly The High-Grade Bond Portfolio) seeks to track the investment results of the Lehman Brothers Aggregate Bond Index. The Portfolio invests primarily in a diversified portfolio of U.S. government and corporate bonds and mortgage-backed securities. Vanguard's Fixed Income Group serves as this Portfolio's investment adviser.

     . The High Yield Bond Portfolio seeks to provide a high level of current income by investing mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as "junk bonds", with medium- and lower-range credit-quality ratings. The portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Corporation. The Portfolio may not invest more than 20% of its assets in any of the following taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks. Wellington Management Company, LLP serves as this Portfolio's investment adviser.

     . The Short-Term Corporate Portfolio seeks to provide a high level of income by investing primarily in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-term and intermediate-term corporate bonds and other corporate fixed income obligations. Vanguard's Fixed Income Group serves as this Portfolio's investment adviser.

     . The Balanced Portfolio seeks the conservation of capital, while providing moderate income, and moderate long-term growth of capital and income. The Portfolio invests in a diversified portfolio of common stocks and bonds, with common stocks expected to represent 60% to 70% of the Portfolio's total assets and bonds to represent 30% to 40%. Wellington Management Company, LLP serves as this Portfolio's investment adviser.

     . The Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income by investing primarily in common stocks of large and medium-size companies whose stocks the adviser considers to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings and book value. Barrow, Hanley, Mewhinney & Strauss, Inc. serves as this Portfolio's investment adviser.

     . The Equity Income Portfolio seeks to provide a high level of current income by investing principally in dividend-paying equity securities. Newell Associates serves as this Portfolio's investment adviser.

     . The Equity Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of the Standard & Poor's 500 Index ("S&P 500"), which contains the stocks of 500 of the largest domestic companies. All or substantially all of the Portfolio's net assets will be invested in stocks that make up the target index. Vanguard's Quantitative Equity Group serves as this Portfolio's investment adviser.

     . The Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests primarily in equity securities of seasoned U.S. companies with above-average prospects for growth. Alliance Capital Management L.P. serves as this Portfolio's investment adviser.

     . The Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400"), which is made up of stocks of medium-size U.S. companies. All or substantially all of the Portfolio's net assets will be invested in stocks that make up the target index. Vanguard's Quantitative Equity Group serves as this Portfolio's investment adviser.

     . The REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital by investing at least 98% of its assets in the stocks of real estate investment trusts ("REITs"), which own office buildings, hotels, shopping centers, and other properties; the remaining assets are invested in cash investments. The Portfolio seeks to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Vanguard's Quantitative Equity Group serves as this Portfolio's investment adviser.

     . The Small Company Growth Portfolio seeks to provide long-term growth in capital by investing primarily in equity securities of small companies deemed to have above-average prospects for growth. Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC serve as this Portfolio's investment advisers.

     . The International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests primarily in equity securities of companies based outside the United States. Schroder Investment Management North America Inc. serves as this Portfolio's investment adviser.

          There is no assurance that a Portfolio will achieve its stated objective.

          Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services can be found in the current Fund prospectus accompanying this prospectus.

Exchanges Among the Subaccounts

Should your investment goals change, you may exchange assets among the Subaccounts at no cost, subject to the following conditions:

     . You may request exchanges in writing or by telephone. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

     . The minimum amount you may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).

     . The $1,000 minimum balance requirement per Subaccount must be satisfied at all times.

     .    The Company does not charge a fee for exchanges among the Subaccounts.

                                 LIMITATIONS ON
                                    Exchanges

          Because excessive exchanges can disrupt management of the Fund and increase the Fund's costs for all Contract Owners, the Fund limits exchanges as follows:

          . You may make no more than two substantive "round trips" through a Portfolio (not including the Money Market Portfolio) during any 12-month period.

          . The Fund and the Company may refuse an exchange at any time, for any reason.

          . The Company may revoke a Contract Owner's telephone exchange privilege at any time, for any reason.

          A "round trip" is a redemption from a Portfolio followed by a purchase back into the Portfolio within 30 days. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. "Substantive" means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect the management of the Fund.

Automatic Asset Rebalancing

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date selected by you and can take place on a monthly, quarterly, semi-annual or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will cause Automatic Asset Rebalancing to cease.

Automatic Exchange Service

During the Accumulation Phase, you can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which you are moving money).

   The minimum amount you may exchange is $250.

                           Automatic Exchange Service

          Using the Automatic Exchange Service, you can establish exchanges at regular intervals in a plan of investing often referred to as "dollar-cost averaging," moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of Dollar-Cost Averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

   To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or send a letter of instruction to Vanguard Annuity and Insurance Services.

   You may change the amount to be exchanged or cancel this service at any time in writing or by telephone if you have telephone authorization on your Contract. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired.

16

Telephone Exchanges

You may establish the telephone exchange privilege on your Contract by completing the appropriate section of the Client Information Form or by sending a letter authorizing the Company to take exchange instructions over the telephone. The Company, the Fund, and The Vanguard Group, Inc. shall not be responsible for the authenticity of exchange instructions received by telephone. We will take reasonable steps to confirm that instructions communicated by telephone are genuine. Before we act on any telephoned instruction, we will ask the caller for his or her Contract number and Social Security number. This information will be verified against the Contract Owner's records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We will record all calls. The Company, the Fund, and The Vanguard Group, Inc. shall not be liable for any loss, cost, or expense for action on telephone instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the exchange privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of any exchange, or reject any exchange, as deemed necessary, at any time.

Expenses

                                A CLOSER LOOK AT
                  The Costs of Investing in a Variable Annuity

     Costs are an important consideration in choosing a variable annuity. That's because you, as a contract owner, pay the costs of operating underlying mutual funds, plus any transaction costs associated with the fund's buying and selling of securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

   The projected expenses for the Vanguard Variable Annuity are substantially below the costs of other variable annuity contracts. For example, on a $25,000 Contract the average expense ratio of other variable annuity contracts was 2.18% as of December 31, 2001, compared to 0.67% for the Vanguard Variable Annuity. (Source for competitors' data: Morningstar Principia Pro for VA/L Subaccounts, December 2001.)

                          SUMMARY OF COSTS OF INVESTING
                        in the Vanguard Variable Annuity

     .    No sales load or sales charge

     . No charge to make full or partial withdrawals o No fee to exchange money among the Subaccounts

     . $25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000

     . Annual Mortality and Expense Risk Charge: 0.20%, 0.25%, or 0.32% depending on death benefit election

     .    Annual Administrative Expense Charge: 0.10%

     . Fees and expenses paid by the Portfolios which ranged from 0.18% to 0.51% in the fiscal year ended December 31, 2001

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. An annual charge of 0.20%, 0.25% or 0.32% (depending on the death benefit you select) is assessed.

   The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company's surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

                                A CLOSER LOOK AT
                      The Mortality and Expense Risk Charge

     The Company assumes mortality risk in two ways. First, where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, the Company assumes mortality risk in providing a Death Benefit in the event the Annuitant dies during the Accumulation Phase.

     The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

   The Company charges the fee if:

..  Your Initial Premium Payment is less than $25,000; and

..  in each subsequent year the Accumulated Value remains below $25,000.

Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Vanguard Variable Insurance Fund. A complete description of these expenses is found in the "Fee Table" section of this prospectus and in the "Management of the Fund" section of the Fund's Statement of Additional Information.

Taxes

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on the Company's understanding of the treatment of annuity contracts under current federal income tax law, particularly Section 72 of the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations dealing with Section 72. The discussion does not touch upon state or local taxes. It is not tax advice. You may want to consult with a qualified tax adviser about your particular situation to ensure that your purchase of a Contract results in the tax treatment you desire. Additional discussion of tax matters is included in the Statement of Additional Information.

TAXATION OF ANNUITIES IN GENERAL
Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Contract until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY CONTRACTS OWNED BY NONNATURAL PERSONS, and DIVERSIFICATION STANDARDS, page 19.)

                                A CLOSER LOOK AT
                                  Tax Deferral

     Tax deferral means no current tax on earnings in your Contract. The amount you would have paid in income taxes can be left in the Contract and earn money for you.

     One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

     Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

18

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Withdrawal) from a Non - Qualified Contract during the Accumulation Phase, you as Contract Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Contract and then from the money you invested in the Contract. This "investment in the contract" can generally be described as the cost of the Contract, and it generally includes all Premium Payments minus any amounts you have already received under the Contract that represented the return of invested money. Also for purposes of this rule, a pledge or assignment of a Contract is treated as a partial withdrawal from a Contract. (If you are contemplating using your Contract as collateral for a loan, you may be asked to pledge or assign it.)

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Contract, for tax purposes each payment is deemed to return to you a portion of your investment in the Contract. Since with a Non-Qualified Contract you have already paid taxes on those amounts (the Contract was funded with after-tax dollars), you will not be taxed again on your investment--only on your earnings.

   For fixed Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula known as the "exclusion ratio." This formula establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. The Company then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

   For variable Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, the Company divides the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

   Once your investment in the Contract has been returned, the balance of the Annuity Payments represent earnings only and therefore are fully taxable.

Taxation of Withdrawals and Distributions From Qualified Contracts

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

Tax Withholding

Federal tax law requires that the Company withhold federal income taxes on all distributions unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, the Company will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless an exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions that are includible in income. The penalty amount is 10% of the amount includible in income that is received under an annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (i) made after the taxpayer reaches age 59 1/2; (ii) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts); (iii) attributable to the disability of the taxpayer which occurred after the purchase of the Contract (as defined in the Internal Revenue Code); (iv) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (v) from a Qualified Contract (note, however, that other penalties may apply); (vi) under an immediate annuity contract (as defined in the Internal Revenue Code); (vii) that can be traced to an investment in the Contract prior to August 14, 1982; or (viii) under a Contract that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee's severance from employment.

   If the penalty tax does not apply to a withdrawal as a result of the application of item (iv) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iv) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59132, or (b) before the taxpayer reaches age 59132. Because the Company cannot predict whether the payments will be substantially equal, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

   For Qualified Contracts, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions.

   The penalty tax may not apply to distributions from Qualified Contracts issued under Section 408(b) of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, or a distribution made on account of an Internal Revenue Service levy. Because the Company cannot verify that such an early withdrawal is for qualified higher education expenses or a first home purchase, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where a non-natural person (for example, a corporation) holds a Contract, that Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the estate of a decedent acquires a Contract, where an employer purchases a Contract on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code).

MULTIPLE-CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer's gross income. Thus, any amount received under any Contract prior to the Contract's Income Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of the multiple-contracts rules through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts. (The aggregation rules do not apply to immediate annuities (as defined in the Internal Revenue Code).)

OWNERSHIP TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The transferee's investment in the Contract will be increased by any amount included in the Contract Owner's income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code
Section 1041(a).

ASSIGNMENTS OF ANNUITY CONTRACTS

A transfer of ownership in a Contract, a collateral assignment, or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Contract Owner considering such a transfer or assignment of a Contract should contact a tax adviser about the potential tax effects of such a transaction.

DIVERSIFICATION STANDARDS

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account will be required to diversify its investments in accordance with certain diversification standards. A "look-through" rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the diversification standards by looking through to the assets of the Portfolios in which each Subaccount invests.

   In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance on the extent to which Contract Owners may direct their investments to particular subaccounts of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or rulings are issued, the Contract may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contract, as necessary, to maintain the tax-deferred status of the Contract.

   We intend to comply with the diversification regulations to assure that the Contract continues to be treated as an annuity contract for federal income tax purposes.

20

QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES

Generally, you may purchase Qualified Contracts only in connection with a "rollover" of funds from another individual retirement annuity (IRA) or qualified plan. Qualified Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made. Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. No additional Premium Payments to your Qualified Contract will be accepted. Anyone desiring to purchase a Qualified Contract should consult a personal tax adviser.

Access To Your Money

..  The value of your Contract can be accessed during the Accumulation Phase:
   By making a full or partial withdrawal.

..  By electing an Annuity Payment Option.

..  By your Beneficiary in the form of a Death Benefit.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250.

   On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

   On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

   Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

   To make a withdrawal, send your written request to Vanguard Annuity and Insurance Services. Your written request should include your Contract number, Social Security number, the amount you wish to withdraw, how you want that amount allocated among the various Subaccounts, the signature of all Contract Owners, and your federal (and state, if applicable) tax withholding election.

Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from your Contract's o Accumulated Value on a monthly, quarterly, semiannual, or annual basis. The Company requires a Contract balance of at least $10,000 and a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for your Contract. The minimum amount for each Systematic Withdrawal is $250.

   You may elect this option by completing the Vanguard Variable Annuity Systematic Withdrawal Program Application Form. The Form must be signed by all Contract Owners and must be signature-guaranteed if you are directing the withdrawal payments to an address other than the Contract address.

   The Company must receive your Form at least 30 days before the date you want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency you specified in your Systematic Withdrawal Program Form.

   You may change the amount to be withdrawn and the percentage or the frequency of distributions by telephone. Any other changes you make, including a change in the destination of the check or your election to cancel this option, must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The minimum required balance in any Subaccount is $1,000. If an exchange or withdrawal would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, the Company may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an additional Premium Payment before your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract.

Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of your written request for withdrawal except in one of the following situations, in which the Company may delay the payment beyond seven days:

.. The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

..  An emergency exists as defined by the Securities and Exchange Commission
   (the "SEC"), or the SEC requires that trading be restricted.

..  The SEC permits a delay for your protection as a Contract Owner.

.. The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

                                   TAXATION OF
                                   Withdrawals

          For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals, page 18.

Tax Withholding on Withdrawals

If you do not provide the Company with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%.

Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount's investment performance will not be directly comparable to that of an ordinary mutual fund.

Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount's yield and total return and a list of the indexes and other benchmarks used in evaluating a Subaccount's performance.

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there are two optional Death Benefit Riders that can be selected by the Owner at the time of purchase.

1) Return of Premium Death Benefit Rider--This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

.. The Accumulated Value of the Contract as of the date the Company receives
  Due Proof of Death and all Company forms, fully completed; or

.. the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

   The Adjusted Partial Withdrawal is the amount the Death Benefit is adjusted as a result of any Partial Withdrawals taken from the Contract during the Accumulation Phase. It adjusts the Death Benefit in proportion to its relationship to the Accumulated Value of the contract and amount of the Partial Withdrawals. The Death Benefit is adjusted by subtracting or adding the Adjusted Partial Withdrawal amount to the Death Benefit amount prior to the withdrawal. The Statement of Additional Information contains a more detailed description of the method of calculating an Adjusted Partial Withdrawal.

22

2) Annual Step-Up Death Benefit Rider--This option is only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant's 80th birthday. With this option, the Death Benefit will be the greatest of:

..  The Accumulated Value of the Contract as of the date the Company receives
   Due Proof of Death and all Company forms, fully completed.

.. the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or

.. the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

   Federal tax law requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant's death. However, if the Contract Owner does not make such a choice and the Company has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant's death.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant's death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

                                   DEFINITION
                               Due Proof of Death

When the term "Due Proof of Death" is used in this prospectus we mean any of the following:

..  A certified death certificate

.. A certified decree of a court of competent jurisdiction as to the finding of death

..  A written statement by a medical doctor who attended the deceased

..  Any other proof satisfactory to the Company

                                  A WORD ABOUT
                                Joint Annuitants

   The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase. During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

   During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant's death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner's Designated Beneficiary. The Owner's Designated Beneficiary may assume ownership of the Contract upon the Contract Owner's death subject to any restrictions required under federal tax law. See Death of Contract Owner During the Accumulation Phase, page 23. The Owner's Designated Beneficiary may be added or changed only with a written letter of instruction to the Company.

   If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

.. If there is more than one Beneficiary, each will share in the Death Benefit equally.

.. If one or two or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).

.. If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.

.. If no Beneficiary is named, the Company will pay the proceeds to the estate.

.. If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant's death and before the Company receives due proof of the Annuitant's death, the Company will pay proceeds as though the Beneficiary had died first.

   If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary's named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. First exception:
If the entire value is to be distributed to the Owner's Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner's death. Second exception: If the Owner's Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. ("Owner's Designated Beneficiary" means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner's death.) If the Contract Owner and the Annuitant are the same person, then upon that person's death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase, page 22.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the "primary Annuitant" is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a "primary Annuitant" as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the "primary Annuitant" is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

.. The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

.. An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

..  The SEC permits a delay for your protection as a Contract Owner.

.. The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

Other Information

Peoples Benefit Life Insurance Company (the "Company," "We," "Us," "Our")

Peoples Benefit Life Insurance Company is an Iowa stock life insurance company incorporated on August 6, 1920, with offices at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. It is principally engaged in offering life insurance and annuity contracts, and is licensed in 49 states, the District of Columbia, and Puerto Rico.

   As of December 31, 2001, the Company had statutory-basis assets of approximately $13.8 billion. It is a wholly owned indirect subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON N.V. of The Netherlands indirectly owns all of the stock of AEGON USA, Inc. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

24

Peoples Benefit Life Insurance Company Separate Account IV

Established by the Company on July 16, 1990, the Separate Account operates under Iowa law.

   The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

   The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company's general account assets or any other separate account the Company maintains.

   The Separate Account has thirteen Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company's discretion. The Separate Account meets the definition of a "separate account" under Rule 0-1(e)(1) of the 1940 Act.

Contract Owner ("You," "Your")

The Contract Owner is the person or persons designated as the Contract Owner in the Client Information Form to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Upon cancellation, the Contract is treated as void from the Contract Date.

   Withdrawals are not permitted during the Free Look Period.

Administrative Services

Administrative services are provided by The Vanguard Group, Inc., Vanguard Annuity and Insurance Services, 100 Vanguard Boulevard, Malvern, PA 19355.


Distributor of the Contracts

The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Marketing Corporation, is the principal distributor of the Contract. During the fiscal year ended December 31, 2001, each Portfolio incurred distribution and marketing expenses representing 0.01% (0.02% for the Money Market Portfolio) of each Portfolio's average net assets. These expenses are guaranteed not to exceed 0.20% of each Portfolio's average month-end net assets. A complete description of the services provided by Vanguard Marketing Corporation is found in the "Management of the Fund" section in the Fund's Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

Voting Rights

The Fund does not hold regular meetings of shareholders. The trustees of the Fund may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, the Company will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. The Company will vote Fund shares as to which no timely instructions are received and those shares held by the Company as to which Contract Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

   Prior to the Income Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Income Date, the person receiving Annuity Payments under any variable Annuity Payment Option has the voting interest. The number of votes after the Income Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Income Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

   The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Additions, Deletions, or Substitutions of Investments

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or if, in the Company's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Contract Owner's interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

   The Company may establish new Portfolios when marketing, tax, investment, or other conditions so warrant. The Company will make any new Portfolios available to existing Contract Owners on a basis the Company will determine. The Company may also eliminate one or more Portfolios if marketing, tax, investment, or other conditions so warrant.

   In the event of any such substitution or change, the Company may, by appropriate endorsement, make whatever changes in the Contracts may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Company may operate the Separate Account as a management company under the 1940 Act or any other form permitted by law, may deregister the Separate Account under the 1940 Act in the event such registration is no longer required, or may combine the Separate Account with one or more other separate accounts.

Financial Statements

The audited statutory-basis financial statements and schedules of the Company and the audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners (as well as the Independent Auditors' Reports on them) are contained in the Statement of Additional Information.

Auditors

Ernst & Young LLP serves as independent auditors for the Company and the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Owners and audits their financial statements annually.

Legal Matters

The law firm of Morgan, Lewis & Bockius LLP, of Washington, D.C., has provided legal advice concerning the issue and sale of the Contract under the applicable federal securities laws. On behalf of the Company, Brenda D. Sneed, Esquire, has passed upon all matters of Iowa law pertaining to the validity of the Contract and the Company's right to issue the Contract.

26

Table of Contents for the Vanguard Variable Annuity
Statement of Additional Information

Contents

B-2  The Contract
B-2  Computation of Variable Annuity Income Payments
B-2  Adjusted Partial Withdrawal
B-3  Exchanges
B-3  Joint Annuitant
B-4  General Matters
B-4  Non-Participating
B-4  Misstatement of Age or Sex
B-4  Assignment
B-4  Annuity Data
B-4  Annual Report
B-4  Incontestability
B-4  Ownership
B-5  Distribution of the Contract
B-5  Performance Information
B-5  Subaccount Inception Dates
B-5  Money Market Subaccount Yields
B-6  30-Day Yield for Non-Money Market Subaccounts
B-6  Standardized Average Annual Total Return
B-9  Additional Performance Measures
B-9 Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return
B-10 Non-Standardized Total Return Year-to-Date
B-11 Non-Standardized One Year Return
B-12 Safekeeping of Account Assets
B-12 Conflicts of Interest with Other Separate Accounts
B-12 The Company
B-13 Taxes
B-13 State Regulation of the Company
B-13 Records and Reports
B-13 Legal Proceedings
B-14 Other Information
B-14 Financial Statements

Appendix

CONDENSED FINANCIAL INFORMATION

The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount are as follows:


For the period April 29, 1991 through December 31, 2001
----------------------------------------------------------------------------------------------------------------------
                                             Total
                                              Bond       High        Short-
                                Money       Market      Yield          Term                   Diversified       Equity
                               Market        Index       Bond     Corporate      Balanced           Value       Income
----------------------------------------------------------------------------------------------------------------------
Accumulation unit value as of:
Start Date*                     1.000       10.000     10.000        10.000        10.000          10.000       10.000
12/31/1991                      1.032       11.027         --            --        10.802              --           --
12/31/1992                      1.064       11.656         --            --        11.514              --           --
12/31/1993                      1.091       12.695         --            --        12.961              --       10.488
12/31/1994                      1.130       12.290         --            --        12.815              --       10.304
12/31/1995                      1.191       14.437         --            --        16.885              --       14.239
12/31/1996                      1.250       14.882     10.871            --        19.532              --       16.820
12/31/1997                      1.314       16.219     12.135            --        23.946              --       22.503
12/31/1998                      1.381       17.546     12.576            --        26.729              --       26.365
12/31/1999                      1.447       17.343     12.892        10.180        27.774           8.662       25.617
12/31/2000                      1.536       19.237     12.579        10.974        30.541          10.879       28.424
12/31/2001                      1.596       20.754     12.942        11.790        31.781          10.918       27.324
Number of units outstanding as of:
12/31/1991                     32,495        2,122         --            --         3,395              --           --
12/31/1992                     75,564        4,417         --            --         8,682              --           --
12/31/1993                    109,190        6,592         --            --        16,164              --        6,411
12/31/1994                    154,415        6,589         --            --        16,429              --        6,089
12/31/1995                    183,867        8,684         --            --        17,021              --        7,355
12/31/1996                    246,219        9,395      3,042            --        17,307              --        9,260
12/31/1997                    282,813       12,403      7,810            --        19,528              --       13,361
12/31/1998                    387,603       18,252     10,817            --        21,507              --       15,409
12/31/1999                    456,736       17,857     10,721         3,165        20,007           3,397       14,334
12/31/2000                    528,543       18,332      9,742         6,000        16,672           5,810       11,262
12/31/2001                    565,875       23,531     11,874        11,127        18,322          13,973       11,746
(Units are shown in thousands)
----------------------------------------------------------------------------------------------------------------------

28

For the period April 29, 1991 through December 31, 2001

-------------------------------------------------------------------------------------------------
                                                                          Small
                             Equity               Mid-Cap      REIT     Company
                              Index      Growth     Index     Index      Growth    International
-------------------------------------------------------------------------------------------------
Accumulation unit value as of:
  Start Date*                 10.000     10.000     10.000    10.000     10.000           10.000
  12/31/1991                  11.275         --         --        --         --               --
  12/31/1992                  12.039         --         --        --         --               --
  12/31/1993                  13.144     10.569         --        --         --               --
  12/31/1994                  13.224     10.964         --        --         --           10.128
  12/31/1995                  18.073     15.089         --        --         --           11.678
  12/31/1996                  22.098     19.057         --        --      9.725           13.319
  12/31/1997                  29.301     24.034         --        --     10.970           13.708
  12/31/1998                  37.565     33.697         --        --     11.792           16.226
  12/31/1999                  45.300     41.101     12.454     9.738     18.957           20.265
  12/31/2000                  41.052     32.753     14.640    12.251     21.872           18.834
  12/31/2001                  35.987     22.246     14.510    13.691     23.013           15.272
Number of units outstanding as of:
  12/31/1991                   2,311         --         --        --         --               --
  12/31/1992                   9,645         --         --        --         --               --
  12/31/1993                  12,971      4,879         --        --         --               --
  12/31/1994                  13,676      8,004         --        --         --            6,818
  12/31/1995                  16,292     11,857         --        --         --            8,146
  12/31/1996                  19,360     15,744         --        --      5,362           12,435
  12/31/1997                  28,886     18,975         --        --     11,350           14,597
  12/31/1998                  28,884     23,656         --        --     11,841           14,564
  12/31/1999                  33,247     26,900      5,746     2,281     14,077           15,970
  12/31/2000                  31,161     27,577     13,486     4,174     19,483           17,227
  12/31/2001                  29,786     23,721     16,068     6,433     19,007           14,988
  (Units are shown in thousands)
-------------------------------------------------------------------------------------------------

* Date of commencement of operations for the Total Bond Market Index and Equity Index Subaccounts was April 29, 1991, for the Money Market Subaccount was
  May 2, 1991, for the Balanced Subaccount was May 23, 1991, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, for the High Yield Bond and Small Company
  Growth Subaccounts was June 3, 1996, and for the Short Term Corporate, Diversified Value, Mid-Cap Index, and REIT Index Subaccounts was February
  8, 1999.

                     PEOPLES BENEFIT LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT IV
                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
                            VANGUARD VARIABLE ANNUITY
                                   OFFERED BY
                     PEOPLES BENEFIT LIFE INSURANCE COMPANY
                             (AN IOWA STOCK COMPANY)
                             ADMINISTRATIVE OFFICES
                              4333 EDGEWOOD ROAD NE
                            CEDAR RAPIDS, IOWA 52499

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the "Contract") offered by Peoples Benefit Life Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated August 26, 2002 by calling 800-522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                                 August 26, 2002


TABLE OF CONTENTS                                                                                PAGE
-----------------                                                                                ----
THE CONTRACT                                                                                     B-2
     Computation of Variable Annuity Income Payments                                             B-2
     Adjusted Partial Withdrawal                                                                 B-2
     Exchanges                                                                                   B-3
     Joint Annuitant                                                                             B-3
GENERAL MATTERS                                                                                  B-4
     Non-Participating                                                                           B-4
     Misstatement of Age or Sex                                                                  B-4
     Assignment                                                                                  B-4
     Annuity Data                                                                                B-4
     Annual Report                                                                               B-4
     Incontestability                                                                            B-4
     Ownership                                                                                   B-4
DISTRIBUTION OF THE CONTRACT                                                                     B-5
PERFORMANCE INFORMATION                                                                          B-5
     Subaccount Inception Dates                                                                  B-5
     Money Market Subaccount Yields                                                              B-5
     30-Day Yield for Non-Money Market Subaccounts                                               B-6
     Standardized Average Annual Total Return                                                    B-6
ADDITIONAL PERFORMANCE MEASURES                                                                  B-9
     Non-Standardized Cumulative Total Return and Non-Standardized Average
        Annual Total Return                                                                      B-9
     Non-Standardized Total Return Year-to-Date                                                  B-10
     Non-Standardized One Year Return                                                            B-11
SAFEKEEPING OF ACCOUNT ASSETS                                                                    B-12
CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS                                               B-12
THE COMPANY                                                                                      B-12
TAXES                                                                                            B-13
STATE REGULATION OF THE COMPANY                                                                  B-13
RECORDS AND REPORTS                                                                              B-13
LEGAL PROCEEDINGS                                                                                B-13
OTHER INFORMATION                                                                                B-14
FINANCIAL STATEMENTS                                                                             B-14

                                  THE CONTRACT

     In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Computation of Variable Annuity Income Payments

     Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

     The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount ten Business Days prior to the Income Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount ten Business Days before the due date of the Annuity Payment.

     The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

     (a) the Annuity Unit value for the immediately preceding Business Day;
     (b) the Net Investment Factor for the day;
     (c) the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

     The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

     (a) any increase or decrease in the value of the Subaccount due to investment results;
     (b) a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%, 0.25% or 0.32%, depending on the death benefit selected;
     (c) a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%; and (d) a charge of $25 for maintenance of Contracts valued at less than $25,000 at time of initial purchase and in each subsequent year if the Accumulated Value remains below $25,000.

     The Annuity Tables contained in the Contract are based on the 1983 Table "A" Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above, for all annuitants of either gender.

Adjusted Partial Withdrawal

The Adjusted Partial Withdrawal is the total amount the Death Benefit is adjusted as a result of any Partial Withdrawals taken from the Contract. It adjusts the Death Benefit in proportion to its relationship to the Accumulated Value of the Contract and the amount of the Partial Withdrawal. The Death Benefit is calculated by adding or subtracting the Adjusted Partial Withdrawal amount to the Death Benefit amount prior to the Partial Withdrawal. The formula is as follows:

 (a) divided by (b) = (c); (c) multiplied by (d) = Adjusted Partial Withdrawal amount

Where:

(a) = Death Benefit prior to the Partial Withdrawal;
(b) = Accumulated Value of the Contract prior to the Partial Withdrawal;
(c) = Adjustment factor;
(d) = Amount of Partial Withdrawal


Without application of the Adjusted Partial Withdrawal amount, the Company has the risk in a down market that a Contract Owner may withdraw most of his or her Accumulated Value and leave a sizable guaranteed minimum Death Benefit under the Return of Premium Death Benefit Rider. For example, suppose $100,000 is invested in the Contract and the market subsequently drops to $50,000. Without the Adjusted Partial Withdrawal, the Contract Owner could withdraw $49,000 and purchase a different annuity contract, leaving only $1,000 invested in the Contract with a $49,000 Death Benefit. The Company would retain a future Death Benefit liability with almost no money invested in the Contract to permit the Company to recover that future expense. The Adjusted Partial Withdrawal allows the Company to eliminate the risk described. In the foregoing example, the Contract Owner would only have a $2,000 Death Benefit after the withdrawal.

Conversely, in an up market, the Adjusted Partial Withdrawal will lower the guaranteed Death Benefit by an amount less than amount actually withdrawn. The Company would retain a future Death Benefit liability with no additional risk. Using the example above, assume the market subsequently rose to $150,000. Without the Adjusted Partial Withdrawal, the Contract Owner withdraws $50,000 and would have a guaranteed minimum Death Benefit remaining of $50,000. However, using the Adjusted Partial Withdrawal, the remaining guaranteed minimum Death Benefit would be $66,666.67.


Exchanges

     After the Income Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by making written request or by calling Vanguard Annuity and Insurance Services, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. The Contract Owner is limited to two substantive exchanges (at least 30 days apart) from a Portfolio (except the Money Market Portfolio) in any Contract Year, and the value of the Annuity Units exchanged must provide a monthly Annuity Payment of at least $100 at the time of the exchange. "Substantive" means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect management of the Fund.

     Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

     The Contract Owner may, in the Client Information Form or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must meet the Company's underwriting requirements. If approved by the Company, the Joint Annuitant shall be named on the Contract Schedule or added by endorsement. An Annuitant or Joint Annuitant may not be replaced.

     The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

                                 GENERAL MATTERS

Non-Participating

     The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

     Depending on the state of issue of a Contract, the Company may require proof of age and/or sex before making Annuity Payments. If the Annuitant's stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

     Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant's lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

     The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

     Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

     This Contract is incontestable from the Contract Date, subject to the "Misstatement of Age or Sex" or "Misstatement of Age" provision.

Ownership

     The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Client Information Form. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner's Designated Beneficiary, if one has been designated by the Owner. If no Owner's Designated Beneficiary is designated or if no Owner's Designated Beneficiary is living, the Owner's Designated Beneficiary is the Owner's estate. From time to time the Company may require proof that the Owner is still living.

                          DISTRIBUTION OF THE CONTRACT

     The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Marketing Corporation, is the principal distributor of the Contract. During the fiscal year ended December 31, 2001, each Portfolio incurred distribution and marketing expenses representing 0.01% (0.02% for the Money Market Portfolio) of each Portfolio's average net assets. These expenses are guaranteed not to exceed 0.20% of each Portfolio's average month-end net assets. A complete description of the services provided by Vanguard Marketing Corporation is found in the "Management of the Fund" section in the Fund's Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

                             PERFORMANCE INFORMATION

     Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Subaccount Inception Dates

     Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Subaccount and the Total Bond Market Index Subaccount; May 2, 1991 for the Money Market Subaccount; May 23, 1991 for the Balanced Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Corporate Subaccount; and February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount.

     The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the REIT Index Subaccount invest commenced operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

     Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the "base-period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

               Effective Yield = [(Base Period Return +1)/365/7] -1

     The yield of the Money Market Subaccount for the 7-day period ended December 31, 2001, was 1.91%.

30-Day Yield for Non-Money Market Subaccounts

     Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

                            YIELD = 2[(a - b + 1)/6/ -1]
                                       -----
                                      c x d

Where:

     [a] equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount
     [b] equals the expenses accrued for the period (net of reimbursements)
     [c] equals the average daily number of Units outstanding during the period [d] equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

     The yield of each Subaccount for the 30-day period ended December 31, 2001, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

     Total Bond Market Index Subaccount ................................  5.20%
     High Yield Bond Subaccount ........................................  8.44%
     Short-Term Corporate Subaccount ...................................  4.40%
     Balanced Subaccount ...............................................  2.68%
     Diversified Value Subaccount ......................................  1.73%
     Equity Income Subaccount ..........................................  1.86%
     Equity Index Subaccount ...........................................  0.83%
     Growth Subaccount .................................................  0.00%
     Mid-Cap Index Subaccount ..........................................  0.41%
     REIT Index Subaccount .............................................    ---
     Small Company Growth Subaccount ...................................  0.00%
     International Subaccount ..........................................    ---


Standardized Average Annual Total Return

     When advertising performance of the Subaccounts, the Company will show the "Standardized Average Annual Total Return," calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

     Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

                                 P(1 + T)/n/ = ERV

Where:

     (1) [P] equals a hypothetical Initial Premium Payment of $1,000

     (2) [T] equals an average annual total return

     (3) [n] equals the number of years

     (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

     The following tables show the average annual total return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31,2001.

                    Standardized Average Annual Total Return
                       For Period Ending December 31, 2001

                       Annual Step-Up Death Benefit Option
                 (Total Annual Separate Account Expenses: 0.42%)


                                                                                                         Since
                                                                             Year     Year Ended     Subaccount
                                            1 year     3 years    5 years    to date  12/31/2001     Inception*
                                            ------     -------    -------    -------  ----------     ----------
Money Market Subaccount ...................   3.92%       4.90%      4.98%     3.92%        3.92%          4.60%
Total Bond Market Index Subaccount ........   7.87%       5.71%      6.78%     7.87%        7.87%          6.61%
High Yield Bond Subaccount ................   2.83%       0.90%      3.52%     2.83%        2.83%          4.70%
Short-Term Corporate Subaccount ...........   7.43%         ---        ---     7.43%        7.43%          5.82%
Balanced Subaccount .......................   4.00%       5.91%     10.22%     4.00%        4.00%         12.03%
Diversified Value Subaccount ..............   0.33%         ---        ---     0.33%        0.33%          3.04%
Equity Income Subaccount ..................  -3.94%       1.14%     10.18%    -3.94%       -3.94%         12.49%
Equity Index Subaccount ................... -12.43%      -1.48%     10.24%   -12.43%      -12.43%         13.05%
Growth Subaccount ......................... -32.26%     -13.04%      3.09%   -32.26%      -32.26%          9.80%
Mid-Cap Index Subaccount ..................  -0.95%         ---        ---    -0.95%       -0.95%         13.72%
REIT Index Subaccount .....................  11.71%         ---        ---    11.71%       11.71%         11.46%
Small Company Growth Subaccount ...........   5.16%      24.98%     18.82%     5.16%        5.16%         16.14%
International Subaccount .................. -19.04%      -2.06%      2.74%    19.04%       19.04%          5.76%


 -------------
*Refer to "Subaccount Inception Dates" under the "PERFORMANCE INFORMATION" section of this Statement of Additional Information.

                                                                  Month-          Quarter-         6 Months-
                                                                  to-date          to-date           to-date
                                                                  -------         --------         ---------
     Money Market Subaccount ...................................    0.17%           0.58%              1.44%
     Total Bond Market Index Subaccount ........................   -0.74%          -0.55%              3.74%
     High Yield Bond Subaccount ................................   -0.84%           3.64%              0.84%
     Short-Term Corporate Subaccount ...........................   -0.23%          -0.11%              3.27%
     Balanced Subaccount .......................................    0.86%           6.89%              0.74%
     Diversified Value Subaccount ..............................    2.96%           4.81%             -6.79%
     Equity Income Subaccount ..................................    1.24%           2.43%             -1.90%
     Equity Index Subaccount ...................................    0.84%          10.55%             -5.83%
     Growth Subaccount .........................................    0.10%          19.54%             -8.04%
     Mid-Cap Index Subaccount ..................................    5.05%          17.91%             -1.70%
     REIT Index Subaccount .....................................    2.40%           4.64%              1.74%
     Small Company Growth Subaccount ...........................    6.72%          23.80%              0.15%
     International Subaccount ..................................    3.39%          12.55%             -5.43%


     All total return figures reflect the deduction of the administrative charge, and the mortality and expense risk charge. The SEC requires that an assumption be made that the Contract Owner surrenders the entire Contract at the end of the 1-, 5- and 10-year periods (or, if less, up to the life of the Subaccount) for which performance is required to be calculated.

     Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Reports and marketing materials may, from time to time, include information concerning the rating of Peoples Benefit Life Insurance Company as determined by A.M. Best, Moody's, Standard & Poor's or other recognized rating services. Reports and promotional literature may also contain other information including
(i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

                         ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

     The Company may show Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

                    Non-Standardized Cumulative Total Return
                          For Period Ending 12/31/2001

                       Annual Step-Up Death Benefit Option
                 (Total Annual Separate Account Expenses: 0.42%)


                                                                                                         Since
                                               Month-       Quarter-       6 Month-       One          Subaccount
                                               to-date       to-date         to-date      Year         Inception*
                                               -------       -------         -------      ----         ----------
     Money Market Subaccount .................   0.17%          0.58%          1.44%       3.92%          50.42%
     Total Bond Market Index Subaccount ......  -0.74%         -0.55%          3.74%       7.87%          78.40%
     High Yield Bond Subaccount ..............  -0.84%          3.64%          0.84%       2.83%          29.21%
     Short-Term Corporate Subaccount .........  -0.23%         -0.11%          3.27%       7.43%          17.78%
     Balanced Subaccount .....................   0.86%          6.89%          0.74%       4.00%         179.36%
     Diversified Value Subaccount ............   2.96%          4.81%         -6.79%       0.33%           9.05%
     Equity Income Subaccount ................   1.24%          2.43%         -1.90%      03.94%         174.16%
     Equity Index Subaccount .................   0.84%         10.55%         -5.83%     -12.43%         203.21%
     Growth Subaccount .......................   0.10%         19.54%         -8.04%     -32.26%         122.85%
     Mid-Cap Index Subaccount ................   5.05%         17.91%         -1.70%      -0.95%          45.02%
     REIT Index Subaccount ...................   2.40%          4.64%          1.74%      11.71%          36.83%
     Small Company Growth Subaccount .........   6.72%         23.80%          0.15%       5.16%         130.35%
     International Subaccount ................   3.39%         12.55%         -5.43%     -19.04%          52.83%


-------------
*Refer to "Subaccount Inception Dates" under the "PERFORMANCE INFORMATION" section of this Statement of Additional Information.

                  Non-Standardized Average Annual Total Returns
                          For Period Ending 12/31/2001

                       Annual Step-Up Death Benefit Option
                 (Total Annual Separate Account Expenses: 0.42%)


                                                                                                         Since
                                                                                                       Subaccount
                                                      One Year       Three Year        Five Year       Inception*
                                                      --------       ----------        ---------       ----------
     Money Market Subaccount .......................    3.92%            4.90%           4.98%             4.60%
     Total Bond Market Index Subaccount ............    7.87%            5.71%           6.78%             6.61%
     High Yield Bond Subaccount ....................    2.83%            0.90%           3.52%             4.70%
     Short-Term Corporate Subaccount ...............    7.43%              ---             ---             5.82%
     Balanced Subaccount ...........................    4.00%            5.91%          10.22%            12.03%
     Diversified Value Subaccount ..................    0.33%              ---             ---             3.04%
     Equity Income Subaccount ......................   -3.94%            1.14%          10.18%            12.49%
     Equity Index Subaccount .......................  -12.43%           -1.48%          10.24%            13.05%
     Growth Subaccount .............................  -32.26%          -13.04%           3.09%             9.80%
     Mid-Cap Index Subaccount ......................   -0.95%              ---             ---            13.72%
     REIT Index Subaccount .........................   11.71%              ---             ---            11.46%
     Small Company Growth Subaccount ...............    5.16%           24.98%          18.82%            16.14%
     International Subaccount ......................  -19.04%           -2.06%           2.74%             5.76%


-------------
*Refer to "Subaccount Inception Dates" under the "PERFORMANCE INFORMATION" section of this Statement of Additional Information.

Non-Standardized Total Return Year-to-Date

     The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

                   Non-Standardized Total Return Year-to-Date
                          For Period Ending 12/31/2001

                       Annual Step-Up Death Benefit Option
                 (Total Annual Separate Account Expenses: 0.42%)


                                                                Total Return YTD
                                                                as of 12/31/2001
                                                                ----------------

     Money Market Subaccount ................................         3.92%
     Total Bond Market Index Subaccount .....................         7.87%
     High Yield Bond Subaccount .............................         2.83%
     Short-Term Corporate Subaccount ........................         7.43%
     Balanced Subaccount ....................................         4.00%
     Diversified Value Subaccount ...........................         0.33%
     Equity Income Subaccount ...............................        -3.94%
     Equity Index Subaccount ................................       -12.43%
     Growth Subaccount ......................................       -32.26%
     Mid-Cap Index Subaccount ...............................        -0.95%
     REIT Index Subaccount ..................................        11.71%
     Small Company Growth Subaccount ........................         5.16%
     International Subaccount ...............................       -19.04%


Non Standardized One Year Return

     The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

                        Non-Standardized One Year Return

                       Annual Step-Up Death Benefit Option
                 (Total Annual Separate Account Expenses: 0.42%)


                                                 2001       2000       1999       1998       1997
                                                 ----       ----       ----       ----       ----
     Money Market Subaccount ................    3.92%      6.04%      4.75%      5.07%      5.12%
     Total Bond Market Index Subaccount .....    7.87%     10.85%     -1.23%      7.87%      8.97%
     High Yield Bond Subaccount .............    2.83%     -2.48%      2.46%      3.63%     11.64%
     Short-Term Corporate Subaccount ........    7.43%      7.74%        ---        ---        ---
     Balanced Subaccount ....................    4.00%      9.93%      3.89%     11.61%     22.69%
     Diversified Value Subaccount ...........    0.33%     25.60%        ---        ---        ---
     Equity Income Subaccount ...............   -3.94%     10.95%     -2.94%     17.19%     33.95%
     Equity Index Subaccount ................  -12.43%     -9.47%     20.62%     28.25%     32.73%
     Growth Subaccount ......................  -32.26%    -20.44%     22.00%     40.32%     26.21%
     Mid-Cap Index Subaccount ...............   -0.95%     17.50%        ---        ---        ---
     REIT Index Subaccount ..................   11.71%     25.87%        ---        ---        ---
     Small Company Growth Subaccount ........    5.16%     15.37%     60.91%      7.52%     12.84%
     International Subaccount ...............  -19.04%     -7.12%     24.96%     18.39%      2.91%

                                                 1996       1995       1994       1993       1992
                                                 ----       ----       ----       ----       ----
     Money Market Subaccount .................   4.98%      5.42%      3.73%      2.55%      3.18%
     Total Bond Market Index Subaccount ......   3.09%     17.57%     -3.15%      8.91%      5.89%
     High Yield Bond Subaccount ..............     ---        ---        ---        ---        ---
     Short-Term Corporate Subaccount .........     ---        ---        ---        ---        ---
     Balanced Subaccount .....................  15.79%     31.97%     -1.08%     12.69%      6.69%
     Diversified Value Subaccount ............     ---        ---        ---        ---        ---
     Equity Income Subaccount ................  18.25%     38.44%     -1.71%        ---        ---
     Equity Index Subaccount .................  22.41%     36.91%      0.67%      9.39%      6.88%
     Growth Subaccount .......................  26.45%     37.87%      3.82%        ---        ---
     Mid-Cap Index Subaccount ................     ---        ---        ---        ---        ---
     REIT Index Subaccount ...................     ---        ---        ---        ---        ---
     Small Company Growth Subaccount .........     ---        ---        ---        ---        ---
     International Subaccount ................  14.15%     15.43%        ---        ---        ---




                          SAFEKEEPING OF ACCOUNT ASSETS

     Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company's general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

               CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

     The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

                                   THE COMPANY

     The Company is a direct subsidiary of Monumental Life Insurance Company, Capital Liberty, L.P., and Commonwealth General Corporation, which, respectively, have 76.3%, 20%, and 3.7% interests in the Company. Monumental Life Insurance Company is a direct subsidiary of Capital General Development Corporation and First AUSA Life Insurance Company, which, respectively, have 73.23% and 26.77% interests in Monumental Life Insurance Company. Monumental Life Insurance Company and Commonwealth General Corporation have, respectively, 99% and 1% interests in Capital Liberty, L.P. Commonwealth General Corporation is a wholly owned subsidiary of AEGON U.S. Corporation. Capital General Development Corporation is a wholly owned subsidiary of Commonwealth General Corporation. First AUSA Life Insurance Company is a wholly owned subsidiary of Transamerica Holding Company, LLC. Transamerica Holding Company is a wholly owned subsidiary of AEGON USA, Inc.

     The Company is a wholly owned indirect subsidiary of AEGON U.S. Corporation, which in turn is wholly owned by AEGON U.S. Holding Corporation. A Delaware business trust called "The AEGON Trust" exists between AEGON U.S. Holding Corporation and AEGON International N.V. The AEGON Trust owns 100% of the common stock of AEGON U.S. Holding Corporation and Scottish Equitable Finance Limited owns 100% of the preferred stock of AEGON U.S. Holding Corporation. AEGON International N.V. is a wholly owned subsidiary of AEGON N.V. Vereniging AEGON (a Netherlands membership association) has an approximately 53% interest in AEGON N.V.

     The Company was formerly known as National Home Life Assurance Company, until July 1, 1995, when it changed its name to Providian Life and Health Insurance Company. On October 1, 1998, it changed its name to Peoples Benefit Life Insurance Company.

                                      TAXES

     The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, the Separate Account will not be taxed separately as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

     Under present laws, the Company will incur state or local taxes in several states. If there is a change in state or local tax laws, the Company may make charges for such taxes. At present time, the Company does not charge the Contract Owner for these other taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

     The Company will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes the Company incurs. This might become necessary if the Company ultimately determines that its tax treatment is not what it currently believes it to be, if there are changes in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. If the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

                         STATE REGULATION OF THE COMPANY

     The Company is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Insurance Division. An annual statement in a prescribed form is filed with Iowa Insurance Division on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the Iowa Insurance Division examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

                               RECORDS AND REPORTS

     All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                                LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                OTHER INFORMATION

     A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

     The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2001, including the Report of Independent Auditors thereon, are included in this Statement of Additional Information.

     The audited statutory-basis financial statements of the Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, including the Report of Independent Auditors thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.